UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

Destra Multi-Alternative Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Destra Multi-Alternative Fund

[   ], 2025

Dear Stockholder,

Destra Multi-Alternative Fund (the “Fund”) will hold a Special Meeting of Stockholders on December 18, 2025 at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, at 9:00 a.m. (Mountain Time) (the “Special Meeting”). This Special Meeting is being called because the stockholders of the Fund are being asked to consider the proposal set forth below.

The Special Meeting is being called because the Fund is seeking stockholder approval to revise the Fund’s fundamental policy regarding concentration, to no longer require that the Fund invest over 25% of its net assets in the securities of companies in the real estate industry. The enclosed proxy statement explains the proposal. The Fund’s Board of Trustees (the “Board of Trustees”) believes that approving the Proposal is in the best interests of the Fund and its stockholders. Accordingly, the current Board of Trustees has unanimously voted to approve the Proposal and to recommend that the stockholders of the Fund also approve the Proposal.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposal. The Board of Trustees recommends that you vote FOR the Proposal. Your vote is important.

Whether or not you expect to attend the Special Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package.

Sincerely,

Nicholas Dalmaso
Chairman and Trustee

SUMMARY OF IMPORTANT INFORMATION CONTAINED

IN THIS PROXY STATEMENT

Q.	Why am I receiving this proxy statement?

A.

You are being asked to vote on a proposal to revise the Fund’s fundamental policy regarding concentration. The current policy states that the Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the real estate industry. It further states that, under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the real estate industry. The Fund defines the real estate industry to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, real estate investment trusts, mortgage backed securities, interest in pooled investment entities, and other forms of securities relating to or involving real estate.

If approved by stockholders, the policy would be revised to no longer require that the Fund invest over 25% of its net assets in the securities of companies in the real estate industry.

Q.	Why is the Board of Trustees recommending that stockholders vote to revise the Fund’s fundamental policy regarding concentration, to no longer require that the Fund invest over 25% of its net assets in the securities of companies in the real estate industry?

A.	The existing fundamental policy provides that under normal circumstances, the Fund will invest over 25% of its net assets in the securities of companies in the real estate industry. Destra Capital Advisors LLC (“Destra”) and Validus Growth Investors, LLC (dba Validex Global Investing or “Validex”), the Fund’s sub-adviser, believe that revising this fundamental policy to no longer require that the Fund invest over 25% of its net assets in the securities of companies in the real estate industry, will allow it greater flexibility in seeking attractive investment opportunities for the Fund while continuing to pursue the Fund’s investment objective. Relative to other opportunities in a higher rate environment, Validex believed the risk / reward in real estate was not attractive over the last few years, and as a result, they have been reducing real estate exposure, especially with respect to private securities. The removal of the 25% concentration requirement will allow them to more carefully manage this exposure in such a rate-sensitive asset class.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	Yes. These costs ultimately will be borne by the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board of Trustees, including all of the trustees who are not “interested persons” (as defined in the Investment Company 1940 Act (the “1940 Act”)) of the Fund (the “Independent Trustees”) recommend that you vote in favor of the Proposal.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many stockholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit stockholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by 9:00 Mountain Time on December 18, 2025.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “record date,” which was November 4, 2025 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.

○	By telephone, with a toll-free call to the phone number indicated on the proxy card.

○	By mailing in your proxy card.

○	In person at the Special Meeting at the offices of the Fund on December 18, 2025.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Who should I call if I have questions?

A.	Please contact EQ Fund Solutions, our proxy solicitor, toll-free at (888) 886-4425. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

Destra Multi-Alternative Fund

443 North Wilson Avenue

Bozeman, MT 59715

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held December 18, 2025

Destra Multi-Alternative Fund (the “Fund”) will host a Special Meeting of Stockholders on December 18, 2025 at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, at 9:00 a.m. (Mountain Time) (the “Special Meeting”). This Special Meeting of the Fund is being held so that stockholders can consider a proposal (the “Proposal”) to revise the Fund’s fundamental policy regarding concentration, to no longer require that the Fund invest over 25% of its net assets in the securities of companies in the real estate industry.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Stockholders of record of the Fund at the close of business on the record date, November 4, 2025 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Stockholders, proxy statement and proxy card is being mailed on or about [   ], 2025 to such stockholders of record.

By Order of the Board of Trustees,

Nicholas Dalmaso

Chairman and Trustee

[   ], 2025

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Destra Multi-Alternative Fund

443 North Wilson Avenue

Bozeman, MT 59715

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

December 18, 2025

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of Destra Multi-Alternative Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Stockholders (the “Special Meeting”) of the Fund. The proposal set forth in this proxy statement requests that stockholders approve a revision to the Fund’s fundamental policy regarding concentration that would eliminate the Fund’s concentration in the real estate industry. If approved, the Fund would no longer invest over 25% of its net assets in the securities of companies in the real estate industry under normal market conditions.

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposal to revise the Fund’s fundamental policy regarding concentration. (see page [6])

Part 2	Provides information about ownership of shares of the Fund (see page [8])

Part 3	Provides information on proxy voting and the operation of the Special Meeting (see page [9])

Part 4	Provides information on other matters (see page [12])

Please read the proxy statement before voting on the proposals. If you have any questions about the proposal or how to vote, you may call EQ Fund Solutions, our proxy solicitation firm, toll-free at (888) 886-4425 and a representative will be happy to assist you.

We anticipate that the Notice of Special Meeting of Stockholders, this proxy statement and the proxy card will be mailed to stockholders beginning on or about November [   ], 2025.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to stockholders are available at no cost. You may obtain a copy of a report through the Fund’s website at www.destracapital.com. You may also request a report by calling toll-free at 1-877-855-3434.

Important Notice Regarding the Availability of Materials

for the Stockholder Meeting to be Held on December 18, 2025

The proxy statement for the Special Meeting is available at https://vote.proxyonline.com/destra/docs/smdma.pdf

PART 1

DESCRIPTION OF THE PROPOSAL

Background

Current Fundamental Policy	Proposed Fundamental Policy
The Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the real estate industry.	The Fund may not invest 25% or more of the market value of its net assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

Under applicable law, an investment company may not concentrate its investments in any particular industry or particular group of industries, unless it does so pursuant to a fundamental policy that can be changed only with shareholder approval. In addition, the investment company must concentrate its investments consistent with any policy to do so, and an investment company must specifically have a fundamental policy governing investments in real estate. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its assets in securities of issuers in that industry.

The Fund’s existing fundamental concentration policy requires that, under normal circumstances, the Fund invests over 25% of its net assets in the securities of companies in the real estate industry, which the Fund defines to include interests, debt or equity of both publicly traded and private companies engaged in the real estate industry, including, but not limited to, real estate investment trusts (“REITs”), mortgage backed securities, interest in pooled investment entities, and other forms of securities relating to or involving real estate. This policy is fundamental and may not be changed without stockholder approval.

If approved by stockholders, the new policy would be revised so that the Fund would no longer invest over 25% of its net assets in the securities of companies in the real estate industry.

Destra and Validex believe that the current investment requirement is not necessary for the Fund to achieve its investment objective and that the proposed change will give Destra and Validex more flexibility to seek to achieve the Fund’s investment objective and could improve risk-adjusted returns.

Destra and Validex believe, and the Board of Trustees agrees, that the proposed change in concentration policy will benefit the Fund and its stockholders.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that stockholders vote for the revision of the Fund’s fundamental policy regarding concentration that would eliminate the Fund’s concentration in the real estate industry. If approved, the Fund would no longer invest over 25% of its net assets in the securities of companies in the real estate industry. In making such recommendation, the Board of Trustees considered and evaluated various factors, including:

●	The existing fundamental policy may unnecessarily restrict the Fund and its portfolio managers from seeking attractive investment opportunities for the Fund;

●	The proposed revision of the Fund’s fundamental policy will provide the Fund and its portfolio managers with greater flexibility in seeking attractive investment opportunities for the Fund while pursuing the Fund’s investment objectives; and

●	Maintaining the existing fundamental policy does not appear to be necessary to the achievement of the Fund’s investment objectives or to the management of portfolio risk.

Based on the foregoing, the Trustees recommend that stockholders of the Fund vote FOR the revision of the Fund’s fundamental policy regarding its concentration in the real estate industry.

Required Vote

Approval of the proposal to revise the Fund’s fundamental policy to no longer concentrate in the real estate industry will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a stockholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that sTOCKholders OF THE FUND vote in favor of the PROPOSAL TO REVISE the fund’s fundamental policy TO NO LONGER CONCENTRATE IN THE REAL ESTATE INDUSTRY.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only stockholders of record at the close of business on November 4, 2025, will be entitled to notice of, and to vote at, the Special Meeting. On November 4, 2025, [   ] shares of beneficial interest were outstanding and entitled to vote.

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Stockholders of record of the Fund as of the close of business on November 4, 2025 (the “record date”) are entitled to vote on the Fund’s business at the Special Meeting and any adjournments thereof.

Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the stockholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies. Stockholders do not have appraisal rights.

Organization and Operation of the Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s principal office is located at 443 N. Willson Ave., Bozeman, MT 59715, and its telephone number is 844-9DESTRA (933-7872).

The Fund was organized as a Delaware statutory trust on June 3, 2011 and commenced operations on March 16, 2012. Common Shares of the Fund are listed on the NYSE under the ticker symbol “DMA.”

Stockholder Proposals

The Fund anticipates that its 2026 Annual Meeting of Stockholders will be held in December 2026, but the exact date, time, and location of such meeting have yet to be determined. A Stockholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must send such written proposal to the Fund at its business address, and the Fund must receive such written proposal no later than August 2, 2026. Stockholder proposals or director nominations to be presented at the 2026 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be made in writing and received by the secretary of the Fund not more than 150 days and not less than 120 days in advance of the 2026 Annual Meeting of Stockholders.

If a Stockholder fails to give notice within this timeframe, then the matter shall not be eligible for consideration at the 2026 Annual Meeting of Stockholders.

Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Trustees, the Adviser and any sub-adviser, certain persons affiliated with the Adviser and any sub-adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes of ownership with the SEC and NYSE, as applicable. These persons and entities are required to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during its last fiscal year, all such filing requirements applicable to its officers and Trustees, the Adviser and any sub-adviser, and affiliated persons of the Adviser and any sub-adviser were met. [To the knowledge of the Fund, no stockholder of the Fund, other than Saba Capital Management, L.P., has filed under Section 16(a) as an owner of more than 10% of the Fund’s equity securities.]

Proxies, Quorum and Voting at the Special Meeting

Stockholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any stockholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a stockholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof. The Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Stockholders may call the toll-free phone number indicated on their proxy card to vote their shares. Stockholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Stockholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, stockholders should go to the website indicated on the stockholder’s proxy card and enter the control number set forth on the proxy card. Stockholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. A quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the Shares of the Fund present in person or represented by proxy and entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees that are present (in person or by proxy) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Fund expects the chairman of the Special Meeting to adjourn the Special Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A stockholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the Proposal will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the solicitation of stockholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent will be borne by the Fund. The Trust has engaged EQ Fund Solutions (“EQ”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meeting and estimates EQ’s fees to be approximately $15,725. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Trust, or regular employees and agents of Destra Capital Advisors LLC or Validus Growth Investors, LLC, d/b/a Validex Global Investing, the Fund’s sub-adviser, for any involvement in the solicitation of proxies.

Ownership of the Fund

[As of the record date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the record date is listed in Exhibit A to this proxy statement.]

Stockholder Communications

Stockholders may send communications to the Board of Trustees. Stockholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

No business other than the matters described above is expected to come before the Meeting but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

PART 4

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of stockholders instead of delivering one copy of a document to each stockholders in the household. Stockholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (888) 886-4425 or writing to the Fund at the following address: 443 North Willson Avenue, Bozeman, Montana 59715. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at https://vote.proxyonline.com/destra/docs/smdma.pdf.

Other Service Providers

Ultimus Fund Solutions, LLC, serves as the Fund’s administrator and accounting agent and provides administrative services to assist with the Fund’s operational needs. Equiniti Trust Company, LLC, serves as the Fund’s transfer agent and dividend disbursing agent. UMB Bank, n.a., serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31.

EXHIBIT A

5% or Greater Ownership of ShareS

To the knowledge of the Fund, as of the Record Date, no single stockholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than 5% of the Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to stockholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the SEC by stockholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Name And Address Of Beneficial Owner	Number of Shares Owned	Percentage of Shares Owned	Type of Ownership
[ ]	[ ]	[ ]%	[ ]

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

A-1

Destra

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below up until 11:59 p.m. Eastern Time the day before the meeting

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line up until 11:59 p.m. Eastern Time the day before the meeting

4. By **PHONE** with a live operator when you call toll-free 1-888-886-4425 Monday through Friday 9 a.m. to 10 p.m. Eastern Time up until the day before the meeting date

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Destra Multi-Alternative Fund

PROXY FOR AN SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2025

The undersigned, revoking prior proxies, hereby appoints Lavonne Griffin, Robert Watson and Pete Sattelmair as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Stockholders of Destra Multi-Alternative Fund (the "Fund") to be held at 9:00 a.m. Mountain Time on December 18, 2025, at 501 S Cherry St., Suite 610, Denver, CO 80246 or at any adjournment or postponement thereof.

This proxy is solicited on behalf of the Fund, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by stockholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-886-4425**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Stockholders to be held on December 19, 2024. Our proxy statement is available at: https://vote.proxyonline.com/destra/docs/smdma.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Des t r a Multi - Alternative Fund PROXY F OR AN SPE CIAL MEETING O F S T OCKHO L D E RS TO BE HEL D O N DECEMB E R 18 , 2025 Th e u n d e rs ign e d , revok i n g pri o r proxies, h ereby app oint s Lavo n n e Gr i f f i n , R o b ert W atson and Pete Sattelma i r as atto rn ey s - i n - fac t and proxi e s o f the u n d e rs igned, grante d i n c onn e c t io n w i th the v o t in g o f the s h a r es s u b j e c t h ere t o w i th f u l l po w er o f s u b st i tut ion , to vote s h a r es h el d i n the na me o f the u n d e rs i gned o n the re c or d dat e at the Sp e c i al Mee t in g o f Stoc kho l d ers o f Destr a Mu l t i - Alternat ive Fu nd (t h e “ Fun d”) to be h eld at 9 : 0 0 a . m . Mountain Ti me o n Decemb er 1 8 , 20 25 , at 501 S C h erry St . , S u ite 610 , Den ver, C O 80246 o r at any ad journm e n t o r po stpone me n t thereof . Thi s prox y i s s ol i cit e d o n behalf of t h e F u n d, a nd t h e Proposal ( s e t f orth o n t h e rev e rs e s i d e o f t h is prox y card) h a s b e en un a nim o usly a pprov e d b y the Board of Trus t ee s a nd re commended fo r app rova l by s tockh o lders . Thi s p r ox y, when prop e rl y e x e cu t ed, will b e vot e d in t h e mann er d ir ecte d h e rein . I f n o s uch d irec ti o n is mad e , this prox y wi l l b e vot e d in acco r d ance wit h the Boa r d o f Tr u stee s ’ recom m e ndati o n . D o you have qu e s tion s ? If y o u ha v e any q u e stion s abou t ho w to vote your proxy o r abou t t h e me eting i n gen e ra l, plea s e c a l l to l l - fre e 1 - 888 - 886 - 4425 . R e pre s entati v e s are availabl e to assist you Mon d ay through Frida y 9 a . m . to 10 p . m . Easter n Time . Imp ort ant Not i ce Regarding the Avail abi lity o f Proxy Mat e r i als fo r th i s Sp e c i al Meeting o f Stoc kho l d ers to b e h e l d o n Decemb er 19 , 20 24 . Ou r prox y statem e n t i s a v ai l able at : https : // v ote . proxyonl i n e . com/d e stra/docs / sm d ma . p df 1. MA I L your si gn e d a n d v ote d prox y ba ck in the postage paid envelop e provid ed 2 . O N L I N E at v ote . prox y on l i ne . c o m usin g you r pro x y control n u m b er foun d bel o w u p unti l 1 1 : 5 9 p . m . Easte r n Tim e the da y befor e the meet in g 3 . B y PHO N E when you dia l tol l - fre e 1 - 88 8 - 2 2 7 - 9349 to re a ch an a u tomated to u chtone vot i n g l in e u p u ntil 11 : 5 9 p . m . Ea s tern Ti me the da y befor e the me e ting 4 . By P H O N E w i th a l i ve operato r when yo u call toll - fre e 1 - 8 8 8 - 8 8 6 - 4425 M o n d a y thro u gh Frida y 9 a . m . to 10 p . m . East e rn Ti me u p unti l the da y b efore the m e et in g date SHAREHO L DE R NAME AND ADDRES S HERE PRO X Y VOT I NG OPTIO N S 12345678910 CONTROL NUMBER PLE ASE CAST YO U R P R OX Y VOT E T O D A Y! SIGN , DAT E AND VOT E O N TH E REV ERS E SIDE PROX Y CARD YOU R VOT E IS IMPORT A NT NO MATTER HO W MANY SH ARES YO U OWN . PLEAS E CAS T YOUR PROX Y V OT E TODAY! [PR OX Y ID N U MB E R HER E ] [BA R CO DE H ER E] [C USIP H E RE]

Destra Multi-Alternative Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Company. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposal(s):

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Destr a Multi - Alternati v e Fund Th e Board of Trust e e s re comm e n d s that you vot e FOR t he f ollowing propo s al. T O V OTE , MARK C I RCLES BELOW IN B L UE OR BLACK INK AS FO L LOWS. Ex a mple: Ɣ THAN K Y O U FOR VOTI N G YOUR SIGNATURE IS RE Q UIRE D FOR YOUR VOT E T O BE COU N TED . Th e signer(s ) ac k nowledge s re c eipt w i th thi s Proxy Statem e n t o f t h e Company . Y o u r sign a tur e ( s ) o n th i s s h oul d be exa c t ly as your na m e ( s ) a p p ear o n th i s Proxy ( re v erse side ) . If the s h ar e s are h el d jointly, each holde r s h oul d sig n th i s Proxy . Atto r n ey s - i n - fact , e xecuto rs, adm inistrato rs , t r u s tees o r gu a rd i ans s h oul d i n d i c ate the f u l l t i t le and c apa c ity i n whi c h they are s i g ning . SI G NATUR E (IF H EL D JOINTLY) DATE SI G NATUR E ( A N D TITL E IF AP PLICABLE) DATE PROX Y CARD [PR OX Y ID N U MB E R HER E ] [BA R CO DE H ER E] [C USIP H E RE] Proposal(s): AB S TA IN AGAINST FOR ӑ ӑ ӑ T o approve a revi s ion to the Fund’s f u ndamental poli c y to no longer concentrate in t he real estate industry. 1.